Exhibit 99.2

Holly Corporation Acquisition of Sunoco's Tulsa Refinery Presented April 16, 2009

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly, the effectiveness of Holly's capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, our ability to complete the acquisition of the Tulsa refinery, our ability to successfully integrate the operations of the Tulsa refinery into our business, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly is provided in in filings made from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Note about Tulsa refinery financial information: The historical and projected financial information in this presentation relating to the Tulsa refinery is based on financial information, some of which is unaudited, provided to Holly Corporation by Sunoco Inc. (R&M), the seller in the proposed transaction for Holly Corporation's purchase of the Tulsa refinery. While Holly Corporation believes this information to be accurate and has received representations as to its accuracy (subject to certain limitations), it cannot assure that the information is accurate.

Presentation Topics Tulsa Acquisition Transaction Summary Asset Strengths and Strategic Drivers Required Capital Financials & Metrics Holly Strengths Appendix Tulsa Refinery Flow Diagram and Units Holly's Historical Strong Returns and Financial Position Definitions and Non-GAAP Reconciliations

Tulsa Acquisition - Transaction Summary Asset Summary: Tulsa refinery has crude capacity of 85,000 BPSD High complexity: 10.4 Nelson complexity factor Produces high value specialty products and transportation fuels Strategic location - direct pipeline connection to Cushing crude oil hub and Magellan product system that supplies the Mid-Continent market Assets include 3.2 million bbls of storage & related logistic assets Assignment of the Sunoco specialty product trademark for N. America and license for S. America Purchase Summary: Holly has executed an Asset Purchase Agreement to acquire Sunoco's Tulsa, Oklahoma refinery $65 million in cash at closing to purchase refinery property, plant and equipment Inventory to be purchased at closing market prices Expected closing: June 1, 2009 Off-take Agreement: Five year off-take agreement for gas oil to Sunoco Environmental Indemnification: Sunoco would retain responsibility for environmental liabilities for 20 years resulting from operations of the refinery prior to closing EPA Waiver: EPA waiver is expected to be granted which extends the existing ULSD compliance deadline to November 2011

Tulsa Acquisition – Asset Strengths and Strategic Drivers

- **High complexity / historically strong EBITDA producing facility**
  - Purchase price is < than $1,000/KBPD and .5 x 2008 EBITDA
- **Asset replacement value is estimated to be $1.6B**
- **Significant production of high value specialty lubricant products and transportation fuels**
  - Specialty lubricant products (specialty oils, waxes & modifiers) –17%
  - Diesel/jet – 40%
  - Gasoline – 22%

  2:1 Distillate to Gasoline yields ratio (applies to Diesel/jet and Gasoline)
- **Benefits from Group 3 higher fuels margins while having access to attractive Mid-Continent markets**
- **Strategic logistics location near Cushing crude oil hub providing availability and inventory advantages.**
  - Primarily WTI type crudes
- **Excellent Health, Safety & Environmental track record**
  - Multiple NPRA awards for excellence in safety
  - Experienced and dedicated plant personnel
- **Recent maintenance turnaround completed**
  - $42 million spent in 2007 on 6 week facility-wide turnaround

Crude Supply Logistics Map


OKLAHOMA
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS
Tulsa
Houston
Legend

Tulsa's strategic location relative to pipelines


Cushing, OK
Tulsa Refinery
Crude pipelines
Magellan product pipelines

HOLLY

5

Tulsa Acquisition - Required Capital Planned Project Construction of new diesel hydrotreater and sulfur plant Replicates recent projects executed at Holly's other two refineries Expected Cost - $150 million Completion - Mid 2011 Benefits: Allows all diesel to be produced as Ultra Low Sulfur Diesel ("ULSD") Upgrades coker distillate and extracts to ULSD Maintenance Approximately $10 million per year in maintenance capital planned $25-30 million every five years for turnaround Most recent turnaround took place Summer 2007

Tulsa Acquisition - Financials & Metrics (1) Provided by Sunoco (2) Major turnaround mid-2007 during which Sunoco spent $42MM on turnaround (3) 2008 EBITDA includes add back of non-cash asset write-down and environmental accrual Holly Historical Financial & Operational Data Tulsa Historical Financial & Operational Data (1) Note: See EBITDA reconciliations on page 14

Holly Strengths Tulsa addition plus recently completed existing refinery expansions will raise refining capacity from 111,000 BPSD in 2008 to 216,000 BPSD All three refineries are high complexity facilities positioned to competitively serve our historically high margin Rocky Mountain and Southwest markets while adding attractive Midwest markets to diversify market reach Expanded product line portfolio by incorporating Tulsa's historically strong margin specialty products (base oil, extracts, and waxes) business Track record of superior returns on capital, strong balance sheet and cash flow generation among peers Capital projects with significant impact relative to current cash flow Strong growth orientation in capital deployment ("Offensive play") Increased optionality in capital deployment ("Defensive play") New diversification in market reach and product outputs coming from Tulsa acquisition Proven management team to execute on consistent operations & efficient capital deployment, with track record of successful acquisition integration and performance improvement Woods Cross acquisition in 2003 Three expansions at Navajo Refinery this decade (2003, 2006, 2009) Woods Cross expansion & reconfiguration in 2008

Appendix Tulsa Refinery Flow Diagram and Units Holly's Historical Strong Returns and Financial Position Definitions and Non-GAAP Reconciliations

Tulsa Process Flow Diagram 19

Process Unit Summary The Refinery had a major turnaround during June and early July 2007. (1) (2) LERU - Light Ends Recovery Unit. (1) (2)

Holly's Strong Returns and Financial Position High returns on investment capital Strong cash flow generation Currently no long-term debt Strong balance sheet for growth 2004 2005 2006 2007 2008 26% 45% 63% 63% 22% Holly Return on Invested Capital 2004 2005 2006 2007 2008 3% 0% 0% 0% 0% Holly Debt to Equity 42% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% SUN VLO TSO MRO FTO HOC Annual Return on Invested Capital (5 Years Averaged, '04-'08) 0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% SUN VLO TSO MRO FTO HOC Debt to Equity (5 Years Averaged, '04-'08) Calculations for invested capital and debt excludes Holly Energy Partners debt & borrowings, which are included on the Holly consolidated balance sheet with the reconsolidation of Holly Energy beginning March 2008 .

Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation based upon accounting principles generally accepted in the United States; however, for Holly Corporation, the historical amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements, and for the Tulsa refinery, the historical amounts included in the EBITDA calculation are derived from amounts provided to Holly Corporation by Sunoco Inc. (R&M). EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. For the Tulsa refinery, we have added back in the 2008 EBITDA calculation certain non-cash unusual charges for asset write-downs and for a sulfur credit environmental accrual. A reconciliation of historical and projected EBITDA to net income for the Tulsa refinery, based on financial information provided by Sunoco to Holly, is provided on slide 19 of this presentation. For Holly Corporation, our historical EBITDA is reconciled to income from continuing operations as presented in our Form 10-K for the year ended December 31, 2008, filed with the SEC (the reconciliations are located immediately after Item 7A). ..

Non-GAAP Reconciliations